U.S. SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): October 31, 2005

MD TECHNOLOGIES INC.

(Exact Name of Registrant as Specified in Charter)

Delaware

(State or Other Jurisdiction of

Incorporation or Organization)

0-50435	72-1491921
(Commission File Number)	(I.R.S. Employer Identification No.)

620 Florida St., Suite 200, Baton Rouge, Louisiana

(Address of principal executive offices including zip code)

(225) 343-7169

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01 Completion of Acquisition or Disposition of Assets

MD Technologies Inc. (“MDTO”) acquired all the outstanding shares of common stock of Medical Group Services, Inc. (“MGSI”) on October 31, 2005. The shares were acquired from Anthony Maniscalco and Brina Cabrera, the president and CEO, respectively, of MGSI. The purchase price was $3 million in cash and shares of common stock of MDTO, a portion of which was withheld pending satisfaction of certain financial results. The funds from the acquisition came from the $5 million sale of convertible debentures that occurred on July 5, 2005.

MGSI, based in Tampa, Florida, offers comprehensive accounts receivable, practice management, and financial services to physician groups. MGSI currently serves more than 300 clients in six states. MGSI employs 26 staff.

MGSI will retain its name, management, staff and operations in Tampa, although MGSI will become a wholly owned subsidiary of MDTO. Brina Cabrera, CEO, and Anthony F. Maniscalco, President, will continue to manage MGSI’s Tampa operations. A copy of the press release announcing the acquisition of MGSI and the related Securities Purchase Agreement, as well as the Employment Agreements for Brina Cabrera and Anthony F. Maniscalco, are attached as exhibits to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits

(a)	Financial Statements of Business Acquired

The financial statements required by Rule 3.05(b) of Regulation S-X are not available. These financial statements will be filed as soon as they are available, but not later than January 10, 2006.

(b)	Pro Forma Financial Information

The financial statements required by Rule 3.05(b) of Regulation S-X are not available. These financial statements will be filed as soon as they are available, but not later than January 10, 2006.

(c)	Exhibits

The following exhibits are furnished as a part of this Current Report on Form 8-K:

10.1	*	Securities Purchase Agreement, dated October 31, 2005, by and among MD Technologies Inc., Medical Group Services, Inc., Anthony F. Maniscalco, Catherine A. Maniscalco and Brina Cabrera

10.2		Employment Agreement, dated October 31, 2005, between Medical Group Services, Inc., and Anthony F. Maniscalco

10.3		Employment Agreement, dated October 31, 2005, between Medical Group Services, Inc., and Brina Cabrera.

99.1		Press release issued by MD Technologies Inc. on November 4, 2005.

*	An application has been submitted to the Securities and Exchange Commission for confidential treatment, pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, of portions of this exhibit. These portions have been omitted from this exhibit.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MD TECHNOLOGIES INC.

By:	/s/ William D. Eglin

William D. Eglin
President, Chief Executive Officer and Chief Financial Officer

DATE: November 4, 2005

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